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                                                                    EXHIBIT 7(a)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 of our reports dated April 7, 1998 and April 15, 1997, relating to the consolidated financial statements of National Life Insurance Company for the years ended 1997, 1996 and 1995, which appear in such Prospectus. We also consent to the reference to us under the heading "Experts" in the Prospectus.

PRICEWATERHOUSECOOPERS LLP

Hartford, Connecticut
February 2, 1999